UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021 (January 29, 2021)

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2021, VSE Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C. and Canaccord Genuity LLC, acting as representatives of the several underwriters named therein (the “Underwriters”), in connection with the public offering and sale (the “Offering”) of 1,428,600 shares of the Company’s common stock, par value $0.05 per share (the “Common Stock”), at a price to the public of $35.00 per share. As a component of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 214,290 shares of Common Stock.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

The Company issued a total of 1,428,600 shares of common stock in the Offering, which was completed on February 2, 2021.

Additionally, the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-248139), in connection with the Offering:

•Underwriting Agreement, dated January 29, 2021, between the Company and William Blair & Company, L.L.C. and Canaccord Genuity LLC, acting as representatives of the Underwriters.
•Opinion of Jones Day.
•Consent of Jones Day (included in Exhibit 5.1).

Item 7.01 Regulation FD Disclosure.

On January 29, 2021, the Company issued a press release announcing the pricing of the Offering. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement, dated January 29, 2021, between the Company and William Blair & Company, L.L.C. and Canaccord Genuity LLC, acting as representatives of the Underwriters.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1)..

99.1	Press release dated January 29, 2021, entitled “VSE Corporation Prices Public Offering of Its Common Stock”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

VSE CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	February 2, 2021	By:	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary